UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2006

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2006, Analysts International Corporation (the “Company”) reported earnings for its third quarter ended on September 30, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On October 26, 2006, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the third quarter ended on September 30, 2006. The full text of the prepared remarks to be delivered during the conference call is furnished as Exhibit 99.2 to this Current Report. Instructions for listening to the conference call or its replay are set forth in the Company’s press release issued on October 26, 2006 and furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks for the Company’s October 26, 2006 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the prepared remarks for the conference call by the Company, its President and CEO, Jeffrey P. Baker, and its CFO, David J. Steichen, regarding: (i) the addition of a major new client and the Company’s ability to compete for a significant percentage of the new client’s annual contractor spend, which is expected to exceed $60 million, (ii) the Company’s return to meaningful revenue and earnings growth in the fourth quarter, (iii) management’s expectations regarding a sizeable new managed services project and the Company’s ability to attract and retain new business, and (iv) management’s expectations for producing fourth quarter revenue of $88 to $90 million and operating results at or slightly below break even and annual revenue approaching $350 million are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company, Mr. Baker or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following specific factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) our ability to execute and successfully compete with other companies for the new client’s estimated $60 million annual contractor spend, (ii) our ability to hire and retain seasoned IT personnel, (iii) the negative state of the Detroit economy as it relates to our business there, (iv) our ability to execute and deliver on contracts we receive, and (v) our ability to react to increasing margin decline and rebate impact. Additionally, other factors such as pricing pressures, labor costs and other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K, could cause actual results to differ materially from those described in the forward-looking statements.  All forward-looking statements included in the conference call are based on information available to the Company on the date of the earnings conference call. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for Third Quarter 2006” issued by Analysts International Corporation on October 26, 2006.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held on October 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 26, 2006	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for Third Quarter 2006” issued by Analysts International Corporation on October 26, 2006.

99.2	Transcript of prepared remarks for Analysts International’s earnings conference call held on October 26, 2006.